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                                                                    EXHIBIT 10.2




                                ESCROW AGREEMENT

                 ESCROW AGREEMENT dated as of June 2, 1998 (this "Agreement") by and among Ramsay Managed Care, Inc., a Delaware corporation ("Seller"), Ramsay Health Care, Inc., a Delaware corporation ("RHCI," collectively with the Seller, the "Companies"), Horizon Health Corporation, a Delaware corporation (the "Purchaser") and Haythe & Curley (the "Escrow Agent").

                 WHEREAS, concurrently with the execution of this Agreement, the closing of transactions contemplated by that certain Stock Purchase Agreement (the "Purchase Agreement") among the Companies and the Purchaser, dated as May 1, 1998, have occurred, pursuant to which the Seller has sold to the Purchaser, and the Purchaser has purchased from the Seller, the Shares (as defined in the Purchase Agreement); and

                 WHEREAS, Section 1.02 of the Purchase Agreement provides for the Purchaser to deposit $1,000,000 (the "Escrow Deposit") with the Escrow Agent upon the execution and delivery thereof, such amount to be held by the Escrow Agent subject to the terms and conditions of this Agreement and the Purchase Agreement.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 Section 1. Establishment of Escrow Account. The Purchaser and the Companies hereby authorize the Escrow Agent to establish an escrow account (the "Escrow Account"), and the Escrow Agent hereby acknowledges receipt of the Escrow Deposit by wire transfer of immediately available funds on the date hereof. The Escrow Deposit shall be held, administered and disposed of by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

                 Section 2. Investment of Escrow Property: Distribution of Interest.

                 (a) The Escrow Agent shall act as custodian of the Escrow Deposit and shall from time to time invest and reinvest the Escrow Deposit and any interest, income and other proceeds therefrom (collectively, the "Escrow Property") in any one or more of the following investments as the Purchaser may from time to time elect by notice in writing:

                          (1) Any direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 30 days from the date of acquisition thereof;

                          (2) Any certificates of deposit issued by (and other time deposits held at) any bank, savings and loan company or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 30 days from the date of acquisition thereof; or
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                          (3)     Any money-market funds having aggregate
                 assets of at least $1,000,000,000 and that have a portfolio consisting primarily of securities of the type and maturity described in clauses (1) and (2) above.

                 The Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release all or any portion of the Escrow Property pursuant to Section 3 below. The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrow Property in accordance with this Agreement.

                 (b) Any interest or other income received on such investment and reinvestment of the Escrow Property shall become part of the Escrow Property, except as specified in Section 3 below.

                 (c) In the absence of written instructions to the contrary from the Purchaser, the Escrow Agent shall invest the Escrow Property in investments set forth in Section 2(a)(3) hereof.

                 Section 3. Release of the Escrow Property. The Escrow Agent shall promptly pay and disburse the Escrow Property (or any portion thereof) as directed jointly by the Purchaser and the Companies in writing or pursuant to a final arbitrators' award pursuant to Section XV of the Purchase Agreement. Notwithstanding anything to the contrary contained herein, the parties hereto irrevocably instruct the Escrow Agent to, and agree that the Escrow Agent shall, (i) pay and disburse all of the Escrow Property (held at the time) to the Companies on the business day immediately following the second anniversary of the Closing Date (as defined in the Purchase Agreement), unless prior to such time the Escrow Agent has received written notice from the Purchaser that such Escrow Property is the subject of a valid claim for indemnification by the Purchaser pursuant to the Section IX of the Purchase Agreement, in which case the Escrow Agent shall continue to hold the Escrow Property in accordance with the terms of this Agreement and (ii) pay and disburse to the Companies on a quarterly basis from and after the date hereof any and all interest and other income received on any investment or reinvestment of the Escrow Property (it being understood and agreed that upon such payment and disbursement such amount(s) shall not constitute Escrow Property). Except as expressly set forth herein, this Agreement will terminate upon the release of the entire Escrow Property pursuant to this Section 3.

                 Section 4. Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by each of the parties hereto that:

                 (a) The Escrow Agent shall not be under any duty to give the Escrow Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement.

                 (b) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read





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into this Agreement against the Escrow Agent.  The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

                 (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct, including a knowing breach of this Agreement, and, except with respect to claims based upon such gross negligence or willful misconduct, including a knowing breach of this Agreement, that are asserted against the Escrow Agent, the Companies, on the one hand, and the Purchaser, on the other hand, shall, jointly and severally, indemnify and hold harmless the Escrow Agent (and any successor to the Escrow Agent) from and against any and all, losses, liabilities, claims, actions, damages and expenses, including reasonable attorney's fees and disbursements (collectively, "Escrow Damages"), arising out of and in connection with this Escrow Agreement, except with respect to Escrow Damages arising out of the gross negligence or willful misconduct of the Escrow Agent, including a knowing breach of this Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith and in accordance with the terms hereof. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

                 (d) The Escrow Agent shall be entitled to rely in good faith upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed in good faith by it to be genuine and may assume in good faith that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                 (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in good faith in accordance with such advice.

                 (f) The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only, and the Companies, on the one hand, and the Purchaser, on the other hand, shall, jointly and severally, pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any such taxes that it is obligated to pay. Any payments of income from the Escrow Property shall be subject to withholding regulations then in force with respect to United States income taxation rules and regulations. The Seller will provide the Escrow Agent with an appropriate W-9 form for Tax I.D. number certificates. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Property and is not responsible for any other reporting. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

                 (g) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.





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                 (h)      The Escrow Agent shall not be called upon to advise
any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any property deposited hereunder.

                 (i) The Escrow Agent (and any successor or substitute escrow agent) may at any time resign as such by delivering the Escrow Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction in an interpleader action brought by any such escrow agent, whereupon such escrow agent shall be discharged of and from any and all further obligations arising in connection with or relating to this Agreement. The resignation of any escrow agent hereunder will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction in an interpleader action brought by any such escrow agent) or (b) the close of business on the day which is 60 days after receipt by the other parties hereto of such escrow agent's written notice of resignation. If at that time the resigning escrow agent has not received a designation of a successor escrow agent, such escrow agent's sole responsibility after that time shall be to safekeep the Escrow Property until receipt of a designation of successor escrow agent. The Companies and the Purchaser may agree at any time to replace the Escrow Agent (or any successor or substitute escrow agent) with a substitute escrow agent upon delivery of written notice thereof, signed by each such party, to such escrow agent, which replacement shall be effective at the close of business on the day which is no less than three (3) days after receipt by such escrow agent of such notice as indicated in such notice.

                 (j) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Property (or any portion thereof), or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrow Property until the Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Property or
(ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Property, in which event the Escrow Agent shall disburse the Escrow Property in accordance with such order or agreement. The Escrow Agent shall act on such court order or joint written agreement without further question.

                 (k) The Escrow Agent shall not receive compensation for the services to be rendered by the Escrow Agent hereunder, but the Companies, on the one hand, and the Purchaser, on the other hand, jointly and severally, agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel).

                 (l) The parties hereto acknowledge and agree that Haythe & Curley has acted, and will continue to act, in the capacity as legal counsel to each of the Companies, including, without limitation, in connection with the transactions contemplated by the Purchase Agreement and this Agreement. Each of the parties hereto hereby waive any conflict arising out of such representation and Haythe & Curley's acting hereunder as Escrow Agent and hereby irrevocably and unconditionally consent and agree to such representation and continued representation of the Companies and acting as Escrow Agent hereunder.





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                 Section 5.       Miscellaneous.  (a)  The parties hereto
hereby irrevocably submit to the jurisdiction of the State of New York or any federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding arising out of or relating to this Agreement shall be heard and determined in such State of New York or federal court, as the case may be. The other parties hereby consent to and grant to any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided hereinabove, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                 (b) This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns and shall not be enforceable by or inure to the benefit of any third party except as provided in Section 4(i) with respect to a resignation by or the replacement of the Escrow Agent or any successor or substitute escrow agent. Except as provided in Section 4(i) with respect to the Escrow Agent or any successor or substitute escrow agent, no party may assign any of its rights or obligations under this Agreement without the written consent of the other parties. This Agreement shall be construed in accordance with and governed by the internal law of the State of New York (without reference to any rules as to conflicts of law which would apply the laws of any other jurisdiction).

                 (c) This Agreement may only be modified by a writing signed by each of the parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged.

                 (d) All notices, requests, instructions or other communication required by or permitted to be given in connection with this Agreement shall be in writing, except as expressly otherwise permitted herein, and shall be delivered in person, sent by telecopy, sent by certified or registered mail, return receipt requested, postage prepaid, or sent by Federal Express or any other nationally recognized overnight courier service to the respective parties as provided below:

                          (a)     If to the Companies:

                                  Ramsay Managed Care, Inc.
                                  Columbus Center
                                  One Alhambra Plaza, Suite 750
                                  Coral Gables, Florida 33134
                                  Attention: President
                                  Telecopy: (305) 569-4647


                                  Ramsay Health Care, Inc.
                                  Columbus Center
                                  One Alhambra Plaza, Suite 750
                                  Coral Gables, Florida 33134
                                  Attention: President
                                  Telecopy: (305) 569-4647





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                   with a copy to:

                           Haythe & Curley
                           237 Park Avenue
                           New York, New York 10017
                           Attention:  Bradley P. Cost, Esq.
                           Telecopy:  (212) 682-0200

                   (b)     If to the Purchaser:

                           Horizon Health Corporation
                           National Support Center
                           1500 Waters Ridge Drive
                           Lewisville, Texas 75057-6011
                           Attention:    Mr. James W. McAtee
                                         Executive Vice President
                           Telecopy:  (972) 420-8282

                   with a copy to:

                           Strasburger & Price, L.L.P.
                           901 Main Street, Suite 4300
                           Dallas, Texas 75202
                           Attention:  David K. Meyercord, Esq.
                           Telecopy:  (214) 651-4330

                   (c)     If to the Escrow Agent:

                           Haythe & Curley
                           237 Park Avenue
                           New York, New York 10017
                           Attention:  Bradley P. Cost, Esq.
                           Telecopy:  (212) 682-0200

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, telecopied, or sent by Federal Express or any other recognized overnight courier service, and three (3) business days after the date of mailing, if mailed by certified mail, return receipt requested.

                 (e) Counterparts. This Agreement may be executed in counterparts, including by telecopy, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.





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                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


                               RAMSAY MANAGED CARE, INC.



                               By:   /s/ Carol C. Lang
                                  ----------------------------------------------
                                  Name:   Carol C. Lang
                                  Title:      EVP


                               RAMSAY HEALTH CARE, INC.


                               By:   /s/ Carol C. Lang
                                  ----------------------------------------------
                                  Name:   Carol C. Lang
                                  Title:      EVP


                               HORIZON HEALTH CORPORATION


                               By:   /s/ James W. McAtee
                                  ----------------------------------------------
                                  Name:
                                  Title:


                               HAYTHE & CURLEY


                               By:   /s/ Bradley P. Cost
                                  ----------------------------------------------
                                  Name:
                                  Title: